                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------

We are pleased to submit the financial statements of the Corporation for the nine months ended September 30, 1999. In addition, there is a schedule of in-vestments provided along with other financial information.

Financial Summary

Net assets of the Corporation at September 30, 1999 were $40.35 per share, compared with $34.30 per share at December 31, 1998, on the 13,841,375 shares outstanding on each date. On March 1, 1999, a distribution of $0.20 per share was paid consisting of $0.10 from 1998 long-term capital gain, $0.02 from 1998 investment income and $0.08 from 1999 investment income, all taxable in 1999. Regular 1999 investment income dividends of $0.20 per share were paid on June 1, 1999 and September 1, 1999.

Net investment income for the nine months ended September 30, 1999 amounted to $7,758,637, compared with $8,596,809 for the same period in 1998. These earn-ings are equal to $0.56 and $0.64 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 1999 amounted to $16,709,590, the equivalent of $1.21 per share.

Performance

As noted on page 7 of this report, the Corporation realized a total investment return on its net asset value (with reinvestment of income and capital gains distributions) of 19.8% in the nine months ended September 30, 1999. The re-turn on the market price of our stock was 12.5%, reflecting the widening of the discount of the market price from the net asset value. Both of these fig-ures compare favorably to the 5.4% return of the Standard & Poor's 500 Compos-ite Index. All energy sectors recorded attractive stock market gains, with ma-jor natural gas pipelines, oil service companies and offshore drillers the best performers.

Year 2000 Readiness Disclosure

As the countdown continues to the Year 2000, the Corporation, along with other investment companies and financial institutions, could be adversely affected if computer systems and embedded technology do not properly process and calcu-late date-related information relating to Year 2000 ("Y2K"). The Corporation's Y2K project team has completed testing of in-house hardware and software sys-tems and, based on the testing results, anticipates being Year 2000 ready. Ad-ditionally, the companies whose securities are in the Corporation's portfolio holdings have been surveyed to determine their Y2K readiness. The results of these surveys indicate the majority of the companies have advised us that they are Y2K ready and all anticipate being Y2K ready by the last quarter of 1999. The Corporation's custodian and transfer agent, The Bank of New York, has con-firmed that it will also be Year 2000 ready. The Corporation has incurred no significant costs relating to the Year 2000 issue. Despite these efforts, there is no assurance that any adverse impact on the Corporation will be avoided.

Fund Reports

In a letter included with your June 30, 1999 report, we noted the decision by Value Line to discontinue its coverage of Petroleum & Resources Corporation and the decision by Morningstar to discontinue printed reports on all closed-end funds, including Petroleum & Resources Corporation. Despite numerous peti-tions from our shareholders, neither has altered its decision. However, Morn-ingstar continues to cover Petroleum & Resources and the information is available on Morningstar's website [www.morningstar.com].

Spread the Word

Research has indicated that a significant number of Petroleum & Resources shareholders learned about the Corporation and its investment record by word of mouth from a friend or family member. To assist us in "getting the word out," we have enclosed a post-

                             LETTER TO STOCKHOLDERS

--------------------------------------------------------------------------------

age-paid card which you may complete and return to us so that we may send a package of information to someone you know.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 11 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reason-able income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,

/s/ Douglas G. Ober

Douglas G. Ober,
Chairman and
Chief Executive Officer


/s/ Richard F. Koloski

Richard F. Koloski,
President

October 22, 1999

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1999
                                  (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $308,789,406)                              $531,414,394
 Short-term investments (cost $23,520,560)           23,520,560 $554,934,954
---------------------------------------------------------------
Cash                                                                 111,315
Securities lending collateral                                     71,891,316
Receivables:
 Investment securities sold                                        3,035,151
 Dividends and interest                                              921,420
Prepaid expenses                                                   1,572,776
----------------------------------------------------------------------------
   Total Assets                                                  632,466,932
----------------------------------------------------------------------------
Liabilities
Open option contracts at value (proceeds
 $331,965)                                                           433,500
Obligations to return securities lending collat-
 eral                                                             71,891,316
Accrued expenses                                                   1,674,390
----------------------------------------------------------------------------
   Total Liabilities                                              73,999,206
----------------------------------------------------------------------------
   Net Assets                                                   $558,467,726
----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, autho-
  rized
  25,000,000 shares; issued and outstanding
  13,841,375 shares                                             $ 13,841,375
Additional capital surplus                                       304,038,387
Undistributed net investment income                                1,428,519
Undistributed net realized gain on investments                    16,635,992
Unrealized appreciation on investments                           222,523,453
----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $558,467,726
----------------------------------------------------------------------------
   Net Asset Value per Share of Common Stock                          $40.35
----------------------------------------------------------------------------

* See Schedule of Investments on pages 8 and 9.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                      Nine Months Ended September 30, 1999
                                  (unaudited)

Investment Income
 Income:
  Dividends                                                     $ 8,261,680
  Interest                                                        1,232,116
---------------------------------------------------------------------------
   Total income                                                   9,493,796
---------------------------------------------------------------------------
 Expenses:
  Investment research                                               830,575
  Administration and operations                                     280,190
  Directors' fees                                                   134,750
  Reports and stockholder communications                            140,332
  Transfer agent, registrar and custodian expenses                  115,268
  Auditing services                                                  35,275
  Legal services                                                     18,420
  Occupancy and other office expenses                                72,349
  Travel, telephone and postage                                      46,350
  Other                                                              61,650
---------------------------------------------------------------------------
   Total expenses                                                 1,735,159
---------------------------------------------------------------------------
   Net Investment Income                                          7,758,637
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Invest-
 ments
  Net realized gain on security transactions                     16,709,590
  Change in unrealized appreciation on investments               67,483,208
---------------------------------------------------------------------------
   Net Gain on Investments                                       84,192,798
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                  $91,951,435
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    Nine Months    Year ended
                                                       ended      December 31,
                                                   Sept. 30, 1999     1998
                                                   -------------- ------------
                                                    (unaudited)
From Operations:
 Net investment income                              $  7,758,637  $ 11,060,345
 Net realized gain on investments                     16,709,590    20,532,408
 Change in unrealized appreciation on investments     67,483,208   (95,161,348)
-------------------------------------------------------------------------------
   Change in net assets resulting from operations     91,951,435   (63,568,595)
-------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                (6,920,689)  (10,469,774)
 Net realized gain from investment transactions       (1,384,138)  (20,268,408)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions          (8,304,827)  (30,738,182)
-------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment of op-
  tional distributions                                   -0-        12,675,346
-------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets            83,646,608   (81,631,431)
Net Assets:
 Beginning of period                                 474,821,118   556,452,549
-------------------------------------------------------------------------------
 End of period (including undistributed net in-
  vestment income of $1,428,519 and $590,571,
  respectively)                                     $558,467,726  $474,821,118
-------------------------------------------------------------------------------

      NOTES TO FINANCIAL STATEMENTS                                 (unaudited)
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 1999 was $332,713,640, and net unrealized appreciation aggregated $222,553,278, of which the related gross unrealized appreciation and depreciation were $251,215,130 and $28,661,852, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassi-fications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

-------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 1999 were $51,759,223 and $51,370,354, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security under-lying the written option. Option transactions comprised an insignificant por-tion of operations during the period ended September 30, 1999. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No pur-chases were made during the nine months ended September 30, 1999.

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render.

Under the plan, the exercise price of the options and related stock apprecia-tion rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 1999, there were 145,912 options outstanding at a weighted average exercise price of $23.0084 per share. During the nine months ended September 30, 1999, the Corporation granted options including stock appreciation rights for 16,565 shares of com-mon stock with an exercise price of $30.1875. During the period stock appreci-ation rights relating to 13,561 stock option shares were exercised at a weighted average market price of $36.0844 per share and the stock options re-lating to these rights, which had a weighted average exercise price of $20.2514 were cancelled. At September 30, 1999, there were outstanding exer-cisable options to purchase 39,525 common shares at $15.455-$35.265 (weighted average price of $20.2085) per share and unexercisable options to purchase 109,391 common shares at $16.935-$35.265 per share (weighted average price of $25.3004). The weighted average remaining contractual life of outstanding ex-ercisable and unexercisable options was 4.6155 years and 6.6057 years, respec-tively. The total compensation expense for stock options and stock apprecia-tion rights recognized for the nine months ended September 30, 1999 was $489,218. At September 30, 1999, there were 333,783 shares available for fu-ture option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 1999 was $87,366, and consisted of service cost of $73,980, in-terest cost of $132,388, expected return on plan assets of $257,587, and net amortization credit of $36,147.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 1999, the projected benefit obligation for service rendered to date was $2,652,012. During the nine months ended September 30, 1999, the pro-jected benefit obligation increased due to service cost and interest cost of $73,980 and $132,388, respectively, and decreased due to benefit payments in the amount of $55,425. The projected benefit obligation at September 30, 1999 was $2,802,955.

On January 1, 1999, the actual fair value of plan assets was $4,330,062. Dur-ing the nine months ended September 30, 1999, the fair value of plan assets increased due to the expected return on plan assets of $257,587 and decreased due to benefit payments in the amount of $55,425. At September 30, 1999, the projected fair value of plan assets amounted to $4,532,224, which resulted in excess plan assets of $1,729,269. The remaining components of prepaid pension cost at September 30, 1999 included $522,233 in unrecognized net gain, $343,278 in unrecognized prior service cost and $83,473 is the remaining por-tion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at Sep-tember 30, 1999 was $1,466,841.

-------------------------------------------------------------------------------

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at September 30, 1999 for employees and former employees of the Corporation was $1,572,687. Aggregate remuneration paid or accrued during the nine months ended September 30, 1999 to officers and directors amounted to $1,092,223.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.3% of the Corpo-ration's common stock, amounted to $287,073 for the nine months ended Septem-ber 30, 1999.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash depos-its, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the in-vestment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securi-ties loaned plus accrued interest. Gain or loss in the fair value of securi-ties loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 1999, the Corporation had outstanding loans of $69,677,963 and held collateral of $71,891,316.

                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                           Nine Months Ended
                          -------------------
                              (unaudited)
                                                            Year Ended December 31
                          Sept. 30, Sept. 30,  -------------------------------------------------
                            1999      1998       1998      1997      1996      1995      1994
                          --------- ---------  --------- --------- --------- --------- ---------
Per Share Operating
 Performance
Net asset value,
 beginning of period       $34.30    $41.46      $41.46    $37.09    $31.51    $26.84    $29.64
------------------------------------------------------------------------------------------------
Net investment income        0.56      0.64        0.82      0.77      0.79      0.86      0.94
Net realized gains and
 change in unrealized
 appreciation
 (depreciation) and
 other changes               6.09     (5.55)      (5.69)     5.93      6.93      5.90     (1.64)
------------------------------------------------------------------------------------------------
Total from investment
 operations                  6.65     (4.91)      (4.87)     6.70      7.72      6.76     (0.70)
Less distributions
Dividends from net
 investment income          (0.50)    (0.52)      (0.78)    (0.77)    (0.82)    (0.87)    (0.92)
Distributions from net
 realized gains             (0.10)    (0.08)      (1.51)    (1.56)    (1.32)    (1.22)    (1.18)
------------------------------------------------------------------------------------------------
Total distributions         (0.60)    (0.60)      (2.29)    (2.33)    (2.14)    (2.09)    (2.10)
------------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $40.35    $35.95      $34.30    $41.46    $37.09    $31.51    $26.84
------------------------------------------------------------------------------------------------
Per share market price,
 end of period             $33.8125  $33.625     $30.625   $36.50    $34.75    $28.25    $25.25
Total Investment Return
Based on market price       12.5%     (6.4)%     (10.0)%    11.7%     31.2%     20.5%     (0.7)%
Based on net asset value    19.8%    (11.8)%     (11.1)%    18.9%     25.5%     26.5%     (2.0)%
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)        $558,468  $482,492   $474,821  $556,453  $484,589  $401,405  $332,279
Ratio of expenses to
 average net assets          0.44%+    0.31%+      0.31%     0.47%     0.63%     0.57%     0.42%
Ratio of net investment
 income to average net
 assets                      1.98%+    2.15%+      2.13%     1.91%     2.31%     2.89%     3.19%
Portfolio turnover          13.72%+   11.56%+     12.70%    13.09%    15.50%    15.86%    10.95%
Number of shares
 outstanding at end of
 period (in 000's)          13,841    13,423     13,841    13,423    13,066    12,739    12,380

--------
+Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               September 30, 1999
                                  (unaudited)

                                              Prin. Amt.
                                              or Shares   Value (A)
                                              ----------  ---------

Stocks And Convertible Securities -- 95.1%

 Energy -- 79.5%
 Internationals -- 29.6%
  BP Amoco plc ADR                             220,999   $ 24,489,451
  Chevron Corp.                                110,000      9,762,500
  Exxon Corp.                                  330,000     25,080,000
  Mobil Corp.                                  240,000     24,180,000
  Royal Dutch Petroleum Co.                    850,000     50,203,127
  "Shell" Transport and Trading Co., plc ADR   240,000     10,920,000
  Texaco Inc.                                  186,775     11,790,172
  TotalFina S.A. ADR                           140,000      8,881,250
                                                         ------------
                                                          165,306,500
                                                         ------------
 Domestics -- 10.5%
  Amerada Hess Corp.                            90,000      5,512,500
  Atlantic Richfield Co.                        50,000      4,431,250
  Conoco Inc. Class B                          270,000      7,391,250
  Kerr McGee Corp.                             181,253      9,980,243
  Murphy Oil Corp.                             110,000      5,946,875
  Phillips Petroleum Co.                        90,000      4,387,500
  Tesoro Petroleum Corp. (B)                   300,000      4,950,000
  TOSCO Corp.                                  175,000      4,418,750
  Unocal Capital Trust $3.125 Conv. Pfd.        72,540      3,899,025
  Unocal Corp.                                 150,000      5,559,375
  Valero Energy Corp.                          125,000      2,406,250
                                                         ------------
                                                           58,883,018
                                                         ------------
 Producers -- 9.5%
  Anadarko Petroleum Corp.                     180,000      5,501,250
  Apache Corp.                                 120,000      5,182,500
  Barrett Resources Corp. (B)                  120,400      4,447,275
  Burlington Resources, Inc.                    55,000      2,021,250
  EOG Resources Inc.                           290,000      6,162,500
  Noble Affiliates Inc.                         91,855      2,663,795
  Occidental Petroleum Corp.                   175,000      4,046,875
  Ocean Energy Inc. (B)                        622,450      6,341,209
  Stone Energy Corp. (B)                       102,000      5,202,000
  Union Pacific Resources Group, Inc.          225,816      3,669,510
  Vastar Resources, Inc.                       125,000      7,820,313
                                                         ------------
                                                           53,058,477
                                                         ------------
 Distributors -- 19.2%
  AGL Resources, Inc.                          170,000      2,762,500
  Atmos Energy Corp.                           200,000      4,825,000
  Coastal Corp.                                220,000      9,006,250
  Columbia Energy Group                        100,000      5,537,500
  El Paso Energy Corp.                         170,000      6,842,500
  Energen Corp.                                353,900      7,166,475
  Enron Corp. $13.65 Conv. Pfd. Ser. J          25,000     28,025,156
  Equitable Resources Inc.                     160,000      6,050,000

                                                  Prin. Amt.
                                                  or Shares   Value (A)
                                                  ----------  ---------

  KN Energy, Inc. 8.25% PEPS Units due 2001        130,000   $  4,745,000
  National Fuel Gas Co.                            100,000      4,718,750
  New Jersey Resources, Inc.                       185,000      7,400,000
  Northwestern Corp.                               200,000      4,550,000
  Questar Corp.                                    268,000      4,857,500
  Western Gas Resources Inc.                       186,000      3,475,875
  Williams Companies, Inc.                         200,000      7,525,000
                                                             ------------
                                                              107,487,506
                                                             ------------
 Services -- 10.7%
  BJ Services Co. (B)                              200,000      6,362,500
  Diamond Offshore Drilling, Inc.                   96,800      3,230,700
  ENSCO International, Inc.                        140,000      2,528,750
  Global Industries Ltd. (B)                       243,400      1,977,625
  Halliburton Co.                                  150,000      6,150,000
  Nabors Industries, Inc. (B)                      245,000      6,125,000
  Petroleum Geo-Services ASA ADR (B)               250,000      4,765,625
  Santa Fe International Corp.                     120,000      2,587,500
  Schlumberger Ltd.                                229,400     14,294,488
  Transocean Offshore Inc.                         230,000      7,043,750
  Weatherford International, Inc. (B)              139,000      4,448,000
                                                             ------------
                                                               59,513,938
                                                             ------------
 Basic Industries -- 15.6%
 Basic Materials -- 3.5%
  Avery Dennison Corp.                              90,600      4,779,150
  Engelhard Corp.                                  250,000      4,562,500
  Freeport-McMoRan Copper & Gold Inc. Ser. A (B)   127,603      1,770,492
  Newpark Resources, Inc. (B)                      420,000      3,255,000
  Southdown, Inc.                                  100,000      5,350,000
                                                             ------------
                                                               19,717,142
                                                             ------------
 Capital Goods & Other -- 6.0%
  Dover Corp.                                      140,000      5,722,500
  General Electric Co.                             200,000     23,712,500
  Owens-Illinois, Inc. (B)                         200,000      3,962,500
                                                             ------------
                                                               33,397,500
                                                             ------------
 Paper and Forest Products -- 6.1%
  Boise Cascade Corp.                              205,000      7,469,688
  Consolidated Papers, Inc.                        275,000      7,390,625
  Fort James Corp.                                 220,000      5,871,250
  Mead Corp.                                       210,000      7,218,750
  Temple-Inland, Inc.                              100,000      6,100,000
                                                             ------------
                                                               34,050,313
                                                             ------------
Total Stocks And Convertible Securities
 (Cost $308,789,406) (C)                                      531,414,394
                                                             ------------

-------------------------------------------------------------------------------

                              September 30, 1999
                                  (unaudited)

                                                  Prin. Amt. Value (A)
                                                  ---------- ---------
Short-Term Investments -- 4.2%
 U.S. Government Obligations -- 1.4%
   U.S. Treasury Bills, 4.85%, due 11/26/99       $8,000,000 $7,939,666
                                                             ----------
 Certificates of Deposit -- 0.9%
   Old Kent Bank, 5.23%, due 10/21/99              4,835,000  4,835,000
                                                             ----------
 Commercial Paper -- 1.9%
   Chevron UK Investment plc, 5.30%, due 10/7/99   1,875,000  1,873,344
   Deere (John) Capital Corp., 5.13%, due 10/12/99 3,570,000  3,564,404

                                                     Prin. Amt.  Value (A)
                                                     ----------  ---------
 Ford Motor Credit Corp.,
  5.29%, due 10/19/99                                $1,815,000 $  1,810,199
 General Electric Capital Corp., 5.28%, due 10/5/99   3,500,000    3,497,947
                                                                ------------
                                                                  10,745,894
                                                                ------------
Total Short-Term Investments
 (Cost $23,520,560)                                               23,520,560
                                                                ------------
Total Investments
 (Cost $332,309,966)                                             554,934,954
 Cash, receivables and other
 assets, less liabilities                                          3,532,772
                                                                ------------
Net Assets--100.0%                                              $558,467,726
                                                                ============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at September 30, 1999 covering open call option contracts written was $903,438. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $7,537,500.

                        HISTORICAL FINANCIAL STATISTICS
-------------------------------------------------------------------------------

                                                     Net    Dividends  Distributions
                                        Common      Asset    from Net    from Net
                           Value of     Shares    Value per Investment   Realized
 Dec. 31                  Net Assets  Outstanding   Share     Income       Gains
--------                 ------------ ----------- --------- ---------- -------------
1989.................... $322,866,019 10,384,600   $31.09     $1.20        $1.20
1990....................  308,599,851 10,793,289    28.59      1.10         1.25
1991....................  314,024,187 11,185,572    28.07       .92         1.23
1992....................  320,241,282 11,579,503    27.66       .77         1.23
1993....................  355,836,592 12,006,671    29.64       .82         1.30
1994....................  332,279,398 12,380,300    26.84       .92         1.18
1995....................  401,404,971 12,739,383    31.51       .87         1.22
1996....................  484,588,990 13,065,819    37.09       .82         1.32
1997....................  566,452,549 13,422,787    41.46       .77         1.56
1998....................  474,821,118 13,841,375    34.30       .78         1.51
Sept. 30, 1999
 (unaudited)............  558,467,726 13,841,375    40.35       .50          .10

  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their in-formation. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
         During the Three Months Ended September 30, 1999 (unaudited)

                                                 Shares
                                   -------------------------------------------
                                                                     Held
                                   Additions     Reductions     Sept. 30, 1999
                                   ---------     ----------     --------------
Amerada Hess Corp. ...............   35,000                         90,000
Apache Corp. .....................   22,217                        120,000
Avery Dennison Corp. .............   45,600                         90,600
Columbia Energy Group.............   40,000                        100,000
Conoco Inc. Class B...............  270,000(/1/)                   270,000
Engelhard Corp. ..................   40,000                        250,000
Owens-Illinois, Inc. .............  107,000                        200,000
Petroleum Geo-Services ASA ADR....   40,000                        250,000
Stone Energy Corp. ...............  102,000                        102,000
Atlantic Richfield Co. ...........                 30,000           50,000
Consolidated Natural Gas Co. .....                 75,000            --
Conoco Inc. ......................                104,000            --
Dover Corp. ......................                 60,400          140,000
E.I. du Pont de Nemours & Co. ....                 80,000(/1/)       --
Occidental Petroleum Corp $3.00
 Conv. Exch. Pfd. ................                 30,000            --
United Water Resources Inc. ......                250,000            --

--------
(1) Received 98,273 shares of Conoco Inc. Class B for 33,313 shares of E.I. du Pont de Nemours & Co. Purchased 171,727 shares of Conoco Inc. Class B and sold 46,687 shares of E.I. du Pont de Nemours & Co. separately.

                            ----------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                     E-mail: Shareowner-svcs@bankofny.com

                      SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the es-timated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an elec-tion card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT/SM*/

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Pe-troleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment  $7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee            $2.50 per investment
 Brokerage Commission        $0.05 per share
Reinvestment of Dividends**
 Service Fee          10% of amount invested
            (maximum of $2.50 per investment)
 Brokerage Commission        $0.05 per share

Sale of Shares
 Service Fee                                      $10.00
 Brokerage Commission                    $0.05 per share
Deposit of Certificates for safekeeping         Included
Book to Book Transfers                          Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)           $500.00
Minimum optional investment (existing holders)      $50.00
Electronic Funds Transfer (monthly minimum)         $50.00
Maximum per transaction                         $25,000.00
Maximum per year                                      NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

             ----------
The Corporation       The Transfer
Petroleum & Re-       Agent
 sources Corp.        The Bank of
Lawrence L. Hooper,    New York
 Jr.,                 Shareholder
Vice President,        Relations
 Secretary and Gen-    Dept.-8W
 eral Counsel         P.O. Box 11258
Seven St. Paul        Church Street
 Street, Suite 1140    Station
Baltimore, MD 21202   New York, NY
(800) 638-2479         10286
Website:              (800) 432-8224
www.peteres.com       Website:
E-mail:               http://stock.bankofny.com
contact@peteres.com   E-mail:
                      Shareowner-
                      svcs@
                      bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.

**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.


Petroleum & Resources Corporation
---------------------------------
Board of Directors
Enrique R. Arzac/1/,/3/             W. Perry Neff/1/,/3/       [LOGO OF PETROLEUM & RESOURCES CORPORATION]
Allan Comrie/1/,/2/                 Douglas G. Ober/1/
Daniel E. Emerson/2/,/4/            Landon Peters/2/,/4/
Thomas H. Lenagh/3/,/4/             John J. Roberts/1/,/4/
W.D. MacCallan/1/,/3/               Robert J.M. Wilson/2/,/4/

1. Member of Executive Committee                          Third Quarter Report
2. Member of Audit Committee                            ------------------------
3. Member of Compensation Committee                        September 30, 1999
4. Member of Retirement Committee

Officers

Douglas G. Ober             Chairman and
                             Chief Executive Officer
Richard F. Koloski          President
Joseph M. Truta             Executive Vice President
Nancy J.F. Prue             Vice President--Research
Lawrence L. Hooper, Jr.     Vice President,
                             Secretary and
                             General Counsel


Maureen A. Jones            Vice President and
                             Treasurer

Christine M. Griffith       Assistant Treasurer
Geraldine H. Stegner        Assistant Secretary

                                   ----------
                                   Stock Data
                                   ----------

Price (9/30/99)            $33.8125
Net Asset Value (9/30/99)  $40.35
Discount:                   16.2%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

                             ---------------------
                             Distributions in 1999
                             ---------------------

From Investment Income   $0.50
From Net Realized Gains   0.10
                         -----
  Total                  $0.60
                         =====

                          ---------------------------
                          1999 Dividend Payment Dates
                          ---------------------------

         March 1, 1999
         June 1, 1999
         September 1, 1999
         December 27, 1999*

     *Anticipated                                         Investing in resources
                                                              for the future

                       Petroleum & Resources Corporation

                     Investing in Resources for the Future

            If you think Petroleum & Resources is a good investment,
              help us spread the word to your family and friends.

                       Please send an investor packet to:

   ------------------------------       ---------------------------------
   Name                                 Your Name (optional)

   ------------------------------       ---------------------------------
   Address                              Address

   ------------------------------       ---------------------------------


   ------------------------------       ---------------------------------
   Telephone                            Telephone

                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                    IN THE
                                                                 UNITED STATES

              BUSINESS REPLY MAIL
FIRST-CLASS MAIL  PERMIT NO. 1947  BALTIMORE, MD

         POSTAGE WILL BE PAID BY ADDRESSEE

         PETROLEUM & RESOURCES CORPORATION
         INVESTOR RELATIONS
         7 ST. PAUL STREET, SUITE 1140
         BALTIMORE, MD 21202-1637